3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (f) Equipment, vehicles and furniture (Policies)	12 Months Ended
Jan. 31, 2023
Policies
(f) Equipment, vehicles and furniture

(f)Equipment, vehicles and furniture

Equipment, vehicles and furniture are recorded at cost. Depreciation is calculated on the residual value, which is the historical cost of an asset less the prior allowances made. Depreciation methods, useful life and residual value are reviewed at each financial year-end and adjusted, if appropriate. Where an item of equipment, vehicles and furniture is comprised of major components with different useful lives, the components are accounted for as separate items. The Company currently provides for depreciation annually as follows:

Automobile	30% declining balance
Computer equipment	30% to 45% declining balance
Office furniture and equipment	20% declining balance